WILLIAM BLAIR FUNDS

William Blair Large Cap Growth Fund

(the “Fund”)

Supplement dated March 30, 2026 to the Fund’s Summary Prospectus dated May 1, 2025 and the Prospectus dated May 1, 2025, as supplemented

Effective April 1, 2026:

1.	The information below replaces similar disclosure in the “Management” section of the Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

Portfolio Managers. James Golan and David Ricci, Partners of the Adviser, and Arun Sharma, an Associate of the Adviser, co-manage the Fund. Mr. Golan has co-managed the Fund since 2005. Mr. Ricci has co-managed the Fund since 2011. Mr. Sharma has co-managed the Fund since 2026.

2.	Corresponding changes are made in the Prospectus under “Management of the Funds – Portfolio Management.”

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.